Semi-Annual Report                                              NEUBERGER BERMAN
June 30, 2001







                                Neuberger Berman
                                Advisers
                                Management
                                Trust







                                Partners
                                Portfolio


B0737 08/01

Partners Portfolio Manager's Commentary
---------------------------------------


In the first half of 2001, our brand of value investing--buying high quality companies at a discount--helped preserve assets in an extremely hostile stock market environment. For the six month period ended June 30, 2001, the portfolio sustained a very modest loss of (0.64%), edging the Russell 1000 Value Index, which produced a (1.26%) return and significantly outperforming the S&P 500, which posted a (6.69%) return.

Consumer cyclicals was our best performing sector, with portfolio holdings such as Best Buy and Lear delivering generous returns. We were able to buy these stocks at very attractive valuations, which reflected consensus expectations of a dramatic slowdown in consumer spending. As we expected, consumer spending was better than generally anticipated, as exhibited by the health of industries like retailing, automotive and housing. When earnings held up well, consumer cyclical stocks made a nice move. We think this sector still offers reasonably good value. Personal income is still growing. Despite large layoffs in manufacturing, unemployment is still low. Lower interest rates and tax rebates should enhance consumer confidence going forward.

Our technology investments delivered strong absolute and relative returns, with stocks such as Lexmark, IBM, Computer Associates, and First Data excelling. How did we make money in technology while so many tech stocks plunged in value? We invested in high quality, undervalued companies that were still earning money in this severely depressed industry, rather than in money-losing companies whose valuations implied that a strong tech stock recovery was right around the corner. We do not believe technology is going to snap back as it did in late 1998. Any meaningful recovery will likely be delayed until 2003 and we doubt growth will be as robust as implied in tech stock valuations, which are generally still high. Presently, we are willing to invest in quality technology stocks trading at mid-teens price/earnings multiples. However, very few such fundamental bargains are available. We have been taking profits in tech, and at the close of first half 2001, the portfolio was materially under-weighted versus the S&P 500.

Consumer staples investments such as Tricon Global Restaurants, Albertsons, and Liberty Media, also contributed to returns. These were all "turnaround" situations, where management effectively addressed internal business problems.

Our healthcare investments, including CIGNA, Merck, and Schering Plough, disappointed. CIGNA retreated on concern over the proposed Patient Bill of Rights being pushed by the Democrats. We expect President Bush to veto any legislation that might imperil HMOs. Also, we think CIGNA's enrollment will trend higher in the year ahead.

Merck and Shering Plough had their own unique problems, which created buying opportunities. Sales of Merck's new arthritis drugs were slowing and some of its other best sellers were coming off patent. Shering Plough had manufacturing quality issues that ended up putting the company in the FDA's penalty box. We were aware of these problems and believe the management of both companies are effectively addressing them.

In general, drug companies have come under pressure from concern over prospective price cap legislation. We doubt any draconian measures will be passed on President Bush's watch. The pharmaceuticals industry may lose some pricing flexibility going forward, but we believe this is already more than fully discounted in current drug stock prices. By our analysis, this is still a long-term growth industry now offering good value.

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST     JUNE 30, 2001 (UNAUDITED)



Looking ahead, we believe Federal Reserve easing and tax rebates will help reinvigorate the economy. However, we don't expect a return to the unsustainable growth of 1998-99. We anticipate a slower growth economy with GDP advancing around 2% annually over the next few years. While this may be a disappointing scenario for aggressive growth stock investors, it suits us just fine. We are finding lots of high quality mid- and large-cap companies with solid profit prospects even in a slower growth economy. Trading at price/earnings multiples in the mid-teens, they look like great bargains, which can perform well in the years ahead.

Sincerely,

                               /s/ S. Basu Mullick

                                S. BASU MULLICK
                                PORTFOLIO MANAGER


(1) 0.61%, 11.13%, and 13.65% were the average annual total returns for the 1-, 5-year and since inception (3/22/94) for the periods ended June 30, 2001. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Partners Portfolio
--------------------------------------------


        Number of Shares                                           Market Value+
--------------------------------------------------------------------------------
        Common Stocks (97.2%)

        Basic Materials (2.9%)
             205,200 Alcoa Inc.                                     $ 8,084,880
             191,900 Monsanto Co.                                     7,100,300
             204,600 Praxair, Inc.                                    9,616,200
                                                                    -----------
                                                                     24,801,380
                                                                    -----------

        Capital Goods (3.1%)
             120,000 Boeing Co.                                       6,672,000
             177,500 Parker-Hannifin                                  7,533,100
              36,300 SPX Corp.                                        4,544,034*
             139,700 Textron, Inc.                                    7,689,088
                                                                    -----------
                                                                     26,438,222
                                                                    -----------

        Communication Services (2.8%)
             443,000 AT&T Corp.                                       9,746,000
             394,300 Nextel Communications                            6,900,250*
             141,540 Verizon Communications                           7,572,390
                                                                    -----------
                                                                     24,218,640
                                                                    -----------

        Consumer Cyclicals (11.6%)
             163,000 Best Buy                                        10,353,760*
             267,200 Black & Decker                                  10,543,712
             566,400 Carnival Corp.                                  17,388,480
             294,600 Costco Wholesale                                12,102,168*
             105,500 Gannett Co.                                      6,952,450
             341,800 Lear Corp.                                      11,928,820*
             727,100 Masco Corp.                                     18,148,416
             389,400 RadioShack Corp.                                11,876,700
                                                                     ----------
                                                                     99,294,506
                                                                    -----------

        Consumer Staples (12.5%)
             274,600 Albertson's Inc.                                 8,235,254
             656,700 AT&T Corp. - Liberty Media
                      Group Class A                                  11,485,683*
             175,000 Kimberly-Clark                                   9,782,500
             896,500 Kroger Co.                                      22,412,500*
             401,400 Newell Rubbermaid                               10,075,140
             127,600 Procter & Gamble                                 8,140,880
             396,500 Tricon Global
                      Restaurants                                    17,406,350*
             172,900 Viacom Inc. Class B                              8,947,575*
             358,100 Walt Disney                                     10,345,509
                                                                    -----------
                                                                    106,831,391
                                                                    -----------

        Energy (6.2%)
             145,900 Anadarko Petroleum                               7,882,977
              68,700 Chevron Corp.                                    6,217,350
              83,700 Cooper Cameron                                   4,670,460*
             180,200 Exxon Mobil                                     15,740,470
             151,900 Halliburton Co.                                  5,407,640
             120,700 Schlumberger Ltd.                                6,354,855
             161,100 Transocean Sedco Forex                           6,645,375
                                                                    -----------
                                                                     52,919,127
                                                                    -----------

        Financial Services (25.3%)
             197,800 American Express                                 7,674,640
             164,750 American International Group                    14,168,500
             305,800 Aon Corp.                                       10,703,000
             302,500 Bank of New York                                14,520,000
               7,800 Berkshire Hathaway Class B                      17,940,000*
             510,000 Citigroup Inc.                                  26,948,400
             319,000 Equity Office Properties Trust                  10,089,970
             218,700 FleetBoston Financial                            8,627,715
             225,200 Freddie Mac                                     15,764,000
             401,100 J.P. Morgan Chase                               17,889,060
             224,800 KPMG Consulting                                  3,450,680*
             258,100 Morgan Stanley Dean Witter                      16,577,763
             266,600 Providian Financial                             15,782,720
              70,200 USA Education                                    5,124,600
             342,100 Wells Fargo                                     15,883,703
             184,596 XL Capital                                      15,155,332
                                                                    -----------
                                                                    216,300,083
                                                                    -----------

        Health Care (10.2%)
             173,200 American Home Products                          10,121,808
             929,500 Boston Scientific                               15,801,500*
             124,800 Bristol-Myers Squibb                             6,527,040
             246,800 CIGNA Corp.                                     23,648,376
             256,900 Merck & Co.                                     16,418,479
             393,300 Schering-Plough                                 14,253,192
                                                                    -----------
                                                                     86,770,395
                                                                    -----------

        Technology (13.1%)
             247,000 BMC Software                                     5,567,380*
             469,700 Cadence Design Systems                           8,750,511*
             447,300 Computer Sciences                               15,476,580*
             612,300 Compuware Corp.                                  8,566,077*
             168,200 First Data                                      10,806,850
             709,000 General Motors Class H                          14,357,250*
             182,900 IBM                                             20,667,700
             327,600 Lexmark International Group                     22,031,100*
             205,300 Waters Corp.                                     5,668,333*
                                                                    -----------
                                                                    111,891,781
                                                                    -----------

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Partners Portfolio cont'd
---------------------------------------------------


        Number of Shares                                          Market Value+
--------------------------------------------------------------------------------
        Utilities (9.5%)
             232,700 Calpine Corp.                                $ 8,796,060*
             292,100 Dynegy Inc.                                   13,582,650
             330,600 El Paso Corp.                                 17,369,724
             273,200 Exelon Corp.                                  17,517,584
             436,500 The Williams Cos.                             14,382,675
             188,200 TXU Corp.                                      9,069,358
                                                                  -----------
                                                                   80,718,051
                                                                  -----------

        Total Common Stocks
        (Cost $756,481,571)                                       830,183,576
                                                                  -----------

        Preferred Stocks (1.1%)
             282,400 News Corp. ADR
                      (Cost $7,326,348)                             9,149,760
                                                                  -----------



        Principal Amount                                         Market Value+
        Repurchase Agreements (1.2%)
        $ 10,460,000 State Street Bank and Trust Co.
                      Repurchase Agreement, 4.06%, due
                      7/2/01, dated 6/29/01, Maturity
                      Value $10,463,539, Collateralized
                      by $10,515,000 Fannie Mae,
                      Medium-Term Notes, 6.23%, due
                      8/20/01 (Collateral Value
                      $10,778,863)
                      (Cost $10,460,000)                         $ 10,460,000#
                                                                 ------------

        Short-Term Investments (2.3%)
          19,440,031 N&B Securities Lending Quality Fund, LLC
                      (Cost $19,440,031)                           19,440,031#
                                                                 ------------
        Total Investments (101.8%)
        (Cost $793,707,950)                                       869,233,367##

        Liabilities, less cash,
        receivables and other assets [(1.8%)]                     (15,072,980)
                                                                 ------------

        Total Net Assets (100.0%)                                $854,160,387
                                                                 ------------

See Notes to Schedule of Investments

Notes to Schedule of Investments   Partners Portfolio
-----------------------------------------------------


+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $793,707,950. Gross unrealized appreciation of investments was $107,850,356 and gross unrealized depreciation of investments was $32,324,939, resulting in net unrealized appreciation of $75,525,417, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.





See Notes to Financial Statements

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST     JUNE 30, 2001 (UNAUDITED)


Statement of Assets and Liabilities
-----------------------------------


Neuberger Berman Advisers Management Trust                             Partners
                                                                      Portfolio
-------------------------------------------------------------------------------

Assets
   Investments in securities, at market value*
    (Note A) - see Schedule of Investments                        $ 869,233,367
   Cash                                                                     155
   Dividends and interest receivable                                    667,662
   Receivable for securities sold                                     3,147,250
   Receivable for Fund shares sold                                    2,015,679
   Prepaid expenses and other assets                                    157,335
                                                                  -------------
                                                                    875,221,448

Liabilities
   Payable for collateral on securities loaned (Note A)              19,440,031
   Payable for securities purchased                                     530,336
   Payable for Fund shares redeemed                                      73,379
   Payable to investment manager (Note B)                               357,800
   Payable to administrator (Note B)                                    207,159
   Accrued expenses and other payables                                  452,356
                                                                  -------------
                                                                     21,061,061
                                                                  -------------
Net Assets at value:                                              $ 854,160,387


Net Assets consist of:
   Paid-in capital                                                $ 788,292,925
   Undistributed net investment income (loss)                         1,436,343
   Accumulated net realized gains (losses) on investments           (11,094,298)
   Net unrealized appreciation (depreciation) in value
     of investments                                                  75,525,417
                                                                  -------------
Net Assets at value                                               $ 854,160,387

Shares Outstanding ($.001 par value; unlimited shares
  authorized)                                                        55,306,197
Net Asset Value, offering and redemption price per share          $       15.44
                                                                  -------------
*Cost of investments                                              $ 793,707,950





See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Statement of Operations
-----------------------

Neuberger Berman Advisers Management Trust                             Partners
                                                                      Portfolio
-------------------------------------------------------------------------------

Investment Income

Income:

Dividend income                                                     $ 4,624,625
Interest income                                                         642,105
Foreign taxes withheld (Note A)                                         (17,160)
                                                                    -----------
Total income                                                          5,249,570
                                                                    -----------
Expenses:

Investment management fee (Note B)                                    2,151,761
Administration fee (Note B)                                           1,241,559
Auditing fees                                                            22,126
Custodian fees (Note B)                                                  94,369
Insurance expense                                                         7,653
Legal fees                                                               25,624
Shareholder reports                                                      24,448
Trustees' fees and expenses                                              30,419
Miscellaneous                                                            31,883
                                                                    -----------
Total expenses                                                        3,629,842

Expenses reduced by custodian fee expense offset
  arrangement (Note B)                                                     (921)
                                                                    -----------
Total net expenses                                                    3,628,921
                                                                    -----------
Net investment income (loss)                                          1,620,649

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold               (1,947,100)
                                                                    -----------
Change in net unrealized appreciation (depreciation)
  in value of:
Investment securities (Note A)                                       (5,868,514)
                                                                    -----------
Net gain (loss) on investments                                       (7,815,614)
                                                                    ===========
Net increase (decrease) in net assets resulting
  from operations                                                   $(6,194,965)




See Notes to Financial Statements

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST     JUNE 30, 2001 (UNAUDITED)


Statement of Changes in Net Assets
----------------------------------



Neuberger Berman Advisers Management Trust

                                                                                           Partners Portfolio
                                                                                    ------------------------------------
                                                                                       Six Months
                                                                                            Ended                   Year
                                                                                         June 30,                  Ended
                                                                                             2001           December 31,
                                                                                      (Unaudited)                   2000
                                                                                    -------------          -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                        $   1,620,649          $   3,571,263
Net realized gain (loss) on investments                                                (1,947,100)            27,035,230
Change in net unrealized appreciation (depreciation) of investments                    (5,868,514)           (27,342,258)
                                                                                    -------------          -------------
Net increase (decrease) in net assets resulting from operations                        (6,194,965)             3,264,235

Distributions to Shareholders From:

Net investment income                                                                  (3,181,496)            (7,098,877)
Net realized gain on investments                                                      (30,224,208)          (150,969,442)
                                                                                    -------------          -------------
Total distributions to shareholders                                                   (33,405,704)          (158,068,319)

From Fund Share Transactions:

Proceeds from shares sold                                                             182,024,771            265,676,081
Proceeds from reinvestment of dividends and distributions                              33,405,704            158,068,319
Payments for shares redeemed                                                         (129,967,268)          (450,139,871)
Net increase (decrease) from Fund share transactions                                   85,463,207            (26,395,471)
                                                                                    -------------          -------------
Net Increase (Decrease) in Net Assets                                                  45,862,538           (181,199,555)

Net Assets:
Beginning of period                                                                   808,297,849            989,497,404
                                                                                    -------------          -------------
End of period                                                                       $ 854,160,387          $ 808,297,849
                                                                                    -------------          -------------
Accumulated undistributed net investment income (loss) at end of period             $   1,436,343          $   2,997,190
                                                                                    -------------          -------------
Number of Fund Shares:
Sold                                                                                   11,560,792             16,496,511
Issued on reinvestment of dividends and distributions                                   2,152,430             10,559,006
Redeemed                                                                               (8,386,430)           (27,458,686)
                                                                                    -------------          -------------
Net increase (decrease) in shares outstanding                                           5,326,792               (403,169)


See Notes to Financial Statements

Notes to Financial Statements Partners Portfolio
------------------------------------------------


     NOTE A -- Summary Of Significant Accounting Policies:

 1 General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Partners Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Partners Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Partners Investments.

 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

 3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

 5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST    JUNE 30, 2001 (UNAUDITED)


 6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

 7 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

 8 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the value of the securities loaned and the value of the collateral were $19,058,847 and $19,440,031, respectively.

 9 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

 10 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

Notes to Financial Statements  Partners Portfolio cont'd
--------------------------------------------------------


     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2001, no reimbursement to the Fund was required.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $921.

     NOTE C - Securities Transactions:

     During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities) of $332,888,754 and $276,054,385, respectively.

     During the six months ended June 30, 2001, brokerage commissions on securities transactions amounted to $714,976, of which Neuberger received $449,494, and other brokers received $265,482.

     NOTE D - Line Of Credit:

     At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

     NOTE E - Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST    JUNE 30, 2001 (UNAUDITED)


Financial Highlights   Partners Portfolio+
------------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                             Six Months Ended
                                                     June 30,                       Year Ended December 31,
                                             ----------------    -------------------------------------------------------------
                                                         2001         2000         1999         1998         1997         1996
                                                  (Unaudited)

Net Asset Value, Beginning of Period               $   16.17     $   19.64    $   18.93    $   20.60    $   16.48    $   13.23
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income (Loss)                             .03           .07          .11          .20          .12          .10
Net Gains or Losses on Securities
(both realized and unrealized)                          (.13)         (.20)        1.23          .73         4.82         3.69
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Total From Investment Operations                        (.10)         (.13)        1.34          .93         4.94         3.79
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Less Distributions
From Net Investment Income                              (.06)         (.15)        (.23)        (.08)        (.05)        (.04)
From Net Capital Gains                                  (.57)        (3.19)        (.40)       (2.52)        (.77)        (.50)
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Total Distributions                                     (.63)        (3.34)        (.63)       (2.60)        (.82)        (.54)
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                     $   15.44     $   16.17    $   19.64    $   18.93    $   20.60    $   16.48
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Total Return++                                         -0.64%**      +0.70%       +7.37%       +4.21%      +31.25%      +29.57%
                                                   ---------     ---------    ---------    ---------    ---------    ---------
Ratios/Supplemental Data
Net Assets, End of Period (in millions)            $   854.2     $   808.3    $   989.5    $ 1,630.5    $ 1,632.8    $   705.4
Ratio of Gross Expenses to Average Net Assets#           .88%*         .92%         .87%         .84%         .86%         .95%
Ratio of Net Expenses to Average Net Assets              .88%*         .92%         .87%         .84%         .86%         .95%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                    .39%*         .42%         .57%        1.04%         .60%         .60%
Portfolio Turnover Rate                                   34%           97%         112%         148%         106%         118%


See Notes to Financial Highlights

Notes to Financial Highlights  Partners Portfolio
-------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.


++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.


# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.


*        Annualized.


**       Not annualized.